Exhibit 10.3

MANUFACTURING AND SUPPLY AGREEMENT

BETWEEN

SEATTLE GENETICS, INC.

AND

ORGANICHEM CORPORATION

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MANUFACTURING AND SUPPLY AGREEMENT

THIS AGREEMENT is made and entered into as of the 4th day of May, 2005 (the “Effective Date”), by and between Seattle Genetics, Inc., a Delaware corporation (“SGI”), having its principal place of business at 21823 30th Drive S.E., Bothell, WA 98021, and Organichem Corporation, a Delaware corporation (“Supplier”), having its principal place of business at 33 Riverside Avenue, Rensselaer, NY 12144.

RECITALS

WHEREAS, Supplier is in the business of manufacturing and testing pharmaceutical products;

WHEREAS, SGI is conducting preclinical development and potentially may conduct clinical trials, and requires manufacture of auristatin drug-linkers such as vcMMAE, vcMMAF and mcMMAF (collectively, “Products”) to support such pre-clinical development and potential clinical trials;

WHEREAS, SGI wishes to purchase Products from Supplier for preclinical development and potential clinical trials;

WHEREAS, Supplier is willing to supply SGI with Products; and

WHEREAS, the parties contemplate that Supplier may continue to supply SGI with commercial quantities of Products in the event marketing approval is obtained, in which case the parties shall negotiate appropriate amendments to this Agreement and/or a new commercial supply agreement;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, SGI and Supplier mutually agree as follows:

1.	PURCHASE AND SUPPLY.

1.1 Purchase and Supply Agreement. During the term of this Agreement, SGI agrees to buy, and Supplier agrees to sell, such quantities of Products at such prices as may be set forth on Project Plans placed by SGI in accordance with the provisions of Section 1.2 and accepted by Supplier, which shall be attached hereto in sequential order as Exhibit A-1, Exhibit A-2 and so on (“Project Plans”).

1.2 Ordering. Any Project Plans submitted by SGI shall reference this Agreement and shall be governed exclusively by the terms contained herein. Any term or condition in any order, confirmation or other document furnished by SGI or Supplier which is in any way inconsistent with these terms and conditions is hereby expressly rejected.

1.3 Cancellations. SGI may cancel any Project Plan by providing Supplier [***]. In the event that SGI cancels any Project Plan, SGI shall [***] (a) the [***], (b) other [***] up to the time of receipt of such notice and (c) any [***] as may be required under this Agreement.

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1.4 Product Specification: Testing. Products supplied hereunder will conform to the specifications set forth in the relevant Project Plan (as amended from time to time by written agreement between the parties) (the “Product Specifications”), and such conformance will be verified in accordance with the testing standards and procedures specified therein. Supplier will test each batch of Product and supply SGI with a certificate of analysis (“Certificate of Analysis”) confirming that such batch meets all applicable Product Specifications. SGI may then retest such batch of Product as more fully set forth in Sections 4.2 and 4.5 to confirm that it meets all applicable Product Specifications. The parties acknowledge that the Product Specifications and testing procedures set forth in a Project Plan may need to be refined and modified as the parties gain experience with the manufacture, testing and use of a Product. Accordingly, the parties agree to negotiate in good faith to modify Project Plans from time to time as the parties’ experience with the manufacture, testing and use of a Product warrants; and Supplier further agrees that it will facilitate changes to Project Plans that are necessary or appropriate in light of regulatory requirements of the United States Food and Drug Administration, or its successor agency (the “FDA”) or other regulatory agencies.

1.5 Raw Material Specifications. Raw materials used in the manufacture of Products will conform to any raw material specifications set forth in each Project Plan (as amended from time to time by written agreement between the parties) and such conformance will be verified in accordance with the testing standards and procedures specified therein. The parties acknowledge that the raw material specifications and testing procedure set forth in a Project Plan may need to be refined and modified as the parties gain experience with the manufacture, testing and use of a Product. Accordingly, the parties agree to negotiate in good faith to modify Project Plans from time to time as the parties gain experience with the manufacture, testing and use of a Product, and Supplier further agrees that it will use commercially reasonable efforts to facilitate changes to Project Plans that are necessary or appropriate in light of FDA or other regulatory requirements. Supplier shall [***].

1.6 Commercial Quantities: Binding Orders and Forecasts. The parties recognize that the potential market for Products will depend on a variety of factors and that SGI is not presently able to provide forecasts of its future orders. Accordingly, each party [***].

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2.	MANUFACTURE.

2.1 Technology Transfer; Inventions.

(a) SGI possesses confidential and proprietary technical information not in the public domain that is necessary to the process of manufacturing Products (the “SGI Information”) and that is the subject of various patents, patent applications and know-how owned or controlled by SGI (“the “SGI Intellectual Property”, and collectively with the SGI Information, the “SGI Technology”). Prior to or following the Effective Date, SGI shall provide the SGI Information to Supplier. SGI hereby grants Supplier a non-exclusive, non-transferable right under the SGI Intellectual Property to use the SGI Information solely for the purpose of manufacturing Products pursuant to the terms of this Agreement. Supplier (a) acknowledges that SGI and/or its licensors retain all ownership rights in and to the SGI Technology and (b) [***]. Supplier agrees to treat all of the SGI Technology as “Confidential Information” pursuant to Section 7 hereof.

(b) The parties recognize that in the course of work under this Agreement, either party may jointly or independently make or otherwise acquire rights to inventions (including without limitation processes and methods) or know-how useful in the manufacture of Products (“Product Inventions”). The parties agree that all Product Inventions shall [***]; provided, however, that [***]. [***] agrees to take any actions and execute any documents, [***], reasonably requested by [***].

2.2 Manufacture of Products. For all Products intended for use in humans, Supplier will manufacture Products in accordance with current Good Manufacturing Practices as promulgated under the U.S. Federal Food, Drug and Cosmetic Act (“FDCA”) at 21 C.F.R., Chapters 210, 211, 600 and 610, as well as any other applicable regulations, policies or guidelines, as then in effect, of the FDA and other United States, governmental or regulatory agencies with jurisdiction over the manufacture, use or sale of Products (collectively, “cGMP”). In accordance with cGMP and during the term of this Agreement, Supplier shall (i) take all steps necessary to ensure that any Products that may be produced by it pursuant to this Agreement shall be compliant with FDA guidelines and Supplier’s policies pertaining to cross-contamination from any manufacturing activities and (ii) be responsible for cleaning and changeover procedures prior to manufacturing any Products for SGI. Both parties shall promptly notify each other of any new instructions or specifications required by cGMP, and shall confer with each other with respect to the best means to comply with such requirements and [***]. Upon request and at mutually agreeable times, Supplier will permit representatives of SGI to observe such manufacture and to have access to any relevant records in connection with such manufacture as more fully provided in Section 2.4 below provided that such observation does not interfere with Supplier’s operations and that representatives comply with all applicable policies of Supplier pertaining to visitors to its facilities. Upon SGI’s written request, Supplier shall [***], for the purposes of assuring product quality and compliance with agreed-upon manufacturing procedures.

2.3 FDA and Regulatory Support. Supplier shall provide SGI, [***]. Supplier further agrees to use its best efforts to assist SGI, [***], in obtaining FDA approval of any

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Investigational New Drug application (“IND”) or New Drug Application (“NDA”) or other applicable regulatory filings with respect to product candidates utilizing or incorporating Products, as well as approvals from any other government or agency which may be required for the conduct of clinical trials or marketing of product candidates utilizing or incorporating Products in any other country. Supplier specifically agrees to cooperate with any inspection by the FDA or other regulatory agency, including but not limited to any inspection of Supplier’s facilities used in the manufacture of or records relating to Products prior to approval of any IND or NDA.

2.4 cGMP Compliance and QA Audits. Upon reasonable prior written request to Supplier, SGI shall have the right to have representatives visit Supplier’s manufacturing facilities during normal business hours to review Supplier’s manufacturing operations for the purpose of assessing its compliance with cGMP and applicable quality assurance standards and to discuss any related issues with Supplier’s manufacturing and management personnel.

2.5 Change in Manufacturing Process. Supplier shall obtain SGI’s prior written approval, which approval shall not be unreasonably withheld, before it implements any change in the materials, equipment, process or procedures used to manufacture Products that would constitute a significant deviation under cGMP as described in the Quality Understanding Document. Supplier shall disclose all proposed changes in such manufacturing materials, equipment, process or procedure to SGI at a level sufficient to allow SGI to practice such changed manufacturing process.

2.6 Compliance with Laws. Supplier shall comply with all applicable present and future orders, regulations, requirements and laws of the United States and any other state, provincial and local authorities and agencies, including without limitation all laws and regulations of such territories applicable to the transportation, storage, use, handling and disposal of hazardous materials. Supplier represents and warrants to SGI that it has and will maintain during the term of this Agreement all government permits, including without limitation, health, safety and environmental permits, necessary for the conduct of the actions and procedures that it undertakes pursuant to this Agreement. SGI shall provide Supplier with written notice of any additional laws and regulatory requirements of countries other than the United States that relate to the manufacture of Products for such other countries. Supplier shall use reasonable commercial efforts to comply with such additional laws and requirements, and shall provide SGI with prompt written notice of whether Supplier is able to do so. [***].

2.7 Documentation. Supplier shall keep complete, accurate and authentic accounts, notes, data and records of the work performed under this Agreement. Each party shall maintain complete and adequate records pertaining to the methods and facilities used for the manufacture, processing, testing, packing, labeling, holding and distribution of Products in accordance with the Quality Understanding Document and any applicable regulations in the United States so that Products may be used in the production of a substance to be used in humans.

2.8 Rework. Supplier shall not rework any batch of Product without SGI’s prior written consent which consent shall not be unreasonably withheld.

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2.9 Samples. Supplier shall retain samples of all Products and isolated intermediates for the period of time and in quantities set forth in the Quality Understanding Document and any applicable Project Plans.

3.	PRICES AND PAYMENT.

3.1 Price. The price of each batch of Product ordered by SGI shall be set forth on the Project Plan with respect to such batch submitted by SGI and accepted by Supplier in accordance with the provisions of Section 1.1.

3.2 Method of Payment. All payments due hereunder to Supplier shall be paid to Supplier in United States Dollars not later than [***] following the later of (i) the date of the [***] or (ii) [***].

4.	DELIVERY AND ACCEPTANCE.

4.1 Quality Understanding Document. As soon as practicable after execution of this Agreement, and in any event prior to initiating any cGMP manufacturing of a Product, the parties will develop and agree upon a Quality Understanding Document, the format and content of which is to be agreed upon in writing by the parties, which will be attached to this Agreement as Exhibit B (the “Quality Understanding Document”). In the event that any requirements of the Quality Understanding Document result in a change in the scope of any Project Plan already in place, the Parties shall discuss and agree upon any change in the pricing of such Project Plan.

4.2 Quality Control Sample. Prior to the delivery of any batch of Product, Supplier shall provide SGI with: (i) a quality control sample of such batch for the purpose of confirming that such batch meets the Product Specifications; (ii) [***] (iii) a Certificate of Analysis. The size of the quality control sample for each batch of Product shall be specified in the relevant Project Plan. No delivery of Product shall be made until SGI accepts or is deemed to have accepted the quality control sample and associated documentation in accordance with the provisions of Section 4.5.

4.3 Shipping. Supplier will package and ship Products in accordance with each Project Plan to the designated destinations identified by SGI. All Products produced hereunder shall be shipped to SGI [***]. SGI shall be responsible for [***] and [***] associated with the shipment of Products.

4.4 Late Shipment. Supplier agrees [***] to ship Products, contingent on availability and/or receipt of raw materials, hereunder on the scheduled shipment dates as set forth in the relevant Project Plans.

4.5 Acceptance and Rejection.

(a) SGI may reject any quality control sample or batch delivery which does not conform with the Product Specifications or applicable documentation and process requirements. Any such notice of rejection shall be in writing and shall indicate the reasons for such rejection.

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(b) In order to reject a quality control sample, SGI must give written notice to Supplier of SGI’s rejection of any delivery within [***] after receipt of the applicable quality control sample or [***] after receipt of the associated documentation, whichever is later (the “Acceptance Period”). If no such notice of rejection is received, SGI shall be deemed to have accepted such quality control sample upon the expiration of the Acceptance Period, and Supplier shall be authorized to make delivery of the full batch of such Product.

(c) In order to reject delivery of a full batch of Product, SGI must give written notice to Supplier of SGI’s rejection of any delivery within [***] after receipt of such delivery. If no such notice of rejection is received, SGI shall be deemed to have accepted such delivery of Product within [***] of delivery of the batch. Once SGI accepts a batch of Product, SGI [***], except as provided in Section 6 below.

(d) After notice of rejection is given, SGI’s head of Quality Assurance and Supplier’s head of Quality, or their delegated representatives, shall cooperate in determining whether rejection is necessary or justified. Supplier will evaluate process issues and other reasons for such non-compliance. Supplier shall notify SGI as promptly as reasonably possible whether it accepts SGI’s basis for any rejection. If Supplier disagrees with SGI’s determination that certain Product does not meet the Product Specifications, such Product shall be submitted to a mutually acceptable third party laboratory. Such third party laboratory shall determine whether such Product meets the Product Specifications and the parties agree that such laboratory’s determination shall be final and determinative. The party against whom the third party laboratory rules shall bear all costs of the third party testing. Whether or not Supplier accepts SGI’s basis for rejection, promptly on receipt of a notice of rejection of a full batch of such Product, Supplier shall use reasonable efforts at SGI’s request to replace such rejected Product. If the third party laboratory rules that the samples submitted to it meet Product Specifications, [***].

(e) SGI may not destroy any batch of rejected Product until it receives written notification from Supplier that Supplier does not dispute that the batch fails to meet specifications and that Supplier does not request return of the Product. Upon authorization from Supplier to do so, SGI shall destroy any Product received in the rejected delivery promptly at [***] and provide Supplier with certification of such destruction. SGI shall, upon receipt of Supplier’s request for return, promptly return said Product or quality control sample to Supplier, at [***].

5.	REPRESENTATIONS AND WARRANTIES.

Each party hereby represents and warrants to the other party as follows:

5.1 Existence and Power. Such party (a) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (b) has the power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (c) is in compliance with all requirements of applicable law, except to the extent that any

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noncompliance would not materially adversely affect such party’s ability to perform its obligations under the Agreement.

5.2 Authorization and Enforcement of Obligations. Such party (a) has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and thereunder and (b) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.

5.3 No Consents. All necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such party in connection with the Agreement have been obtained, except for those which cannot be obtained prior to the filing of an IND or NDA with respect to a product candidate utilizing or incorporating a Product.

5.4 No Conflict. The execution and delivery of this Agreement and the performance of such party’s obligations hereunder and thereunder do not (a) conflict with or violate any requirement of applicable laws or regulations or any material contractual obligation of such party and (b) materially conflict with, or constitute a material default or require any consent under, any material contractual obligation of such party. Supplier shall not in any event enter into any agreement or arrangement with any other party that would prevent or in any way interfere with Supplier’s obligations pursuant to this Agreement.

5.5 Limited Warranty. Supplier warrants that all Products intended for use in humans will be manufactured by Supplier in accordance with cGMP and other applicable FDA and other rules and regulations of the United States and the agreed-upon manufacturing procedures described in the master batch records supplied to SGI in accordance with the provisions of Section 2.2 as may be modified and disclosed to SGI in accordance with the provisions of Section 2.5 and will conform to all applicable Product Specifications at the time of delivery. SGI’s remedies and Supplier’s liability with respect to this warranty are set forth below. This warranty is the only warranty made by Supplier with respect to Products delivered hereunder, and may only be modified or amended by a written instrument signed by a duly authorized officer of Supplier and accepted by SGI. THE EXPRESS WARRANTIES IN THIS SECTION 5 ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

5.6 Remedy. If any batch of Product manufactured in accordance with cGMP and other applicable FDA regulations and delivered to SGI by Supplier does not conform to all applicable Product Specifications and is rejected by SGI within [***] of delivery, or is otherwise not in compliance with the warranty made in Section 5.5, Supplier will [***]. The remedy of [***] only if such nonconformance was not caused by [***]. THE EXPRESS OBLIGATIONS STATED IN THIS SECTION 5 AND IN SECTION 6 ARE IN LIEU OF ALL OTHER LIABILITIES OR OBLIGATIONS OF SUPPLIER FOR DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS, DAMAGE OR BODILY OR PERSONAL INJURY, DIRECT OR

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CONSEQUENTIAL, ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF SUPPLIER’S PRODUCTS.

5.7 FD&C Act Guaranty. Solely for the purpose of providing immunity from criminal prosecution under Section 333(c)(2) of the FDCA, Supplier guarantees that Products manufactured hereunder will not be adulterated or otherwise in violation of the FDCA. This guaranty is completely independent of, and in no way modifies, any other provision of this Agreement, including without limitation Sections 5.5 and 5.6.

6.	INDEMNIFICATION.

6.1 Indemnity.

(a) SGI agrees to indemnify, hold harmless and defend Supplier and Supplier’s directors, officers, employees and agents, and the directors, officers, employees and agents of any Supplier parent, subsidiary or related company (the “Supplier Indemnitees”) from and against any and all claims, suits, losses, damages, costs, fees and expenses resulting from or arising out of the possession, sale or use of Products by any person other than a Supplier Indemnitee including without limiting the generality of the foregoing any damages, losses or liabilities whatsoever with respect to death or injury to person or damage to property, provided that Supplier provides SGI with prompt notice of any such claim and the exclusive ability to defend (with the reasonable cooperation of Supplier) or settle any such claim, except to the extent that such claims, suits, losses, damages, costs, fees or expenses arise or result from breach of Supplier’s warranties in Section 5 hereof or from any negligent or wrongful act or omission of Supplier.

(b) Supplier agrees to indemnify, hold harmless and defend SGI and SGI’s licensors, directors, officers, employees and agents, and the directors, officers, employees and agents of any SGI parent, subsidiary or related company (the “SGI Indemnitees”) from and against any and all claims, suits, losses, damages, costs, fees and expenses resulting from or arising out of its manufacture of Products, storage, use, handling and disposal of Products and any materials related to the manufacture thereof, and the breach of Supplier’s warranties in Section 5.5 hereof, including without limiting the generality of the foregoing any damages, losses or liabilities whatsoever with respect to death or injury to person or damage to property, provided that SGI provides Supplier with prompt notice of any such claim and the exclusive ability to defend (with the reasonable cooperation of SGI) or settle any such claim, except to the extent that such claims, suits, losses, damages, costs, fees or expenses arise or result from any negligent or wrongful act or omission of SGI.

(c) In the event that the parties cannot agree as to the application of subsections (a) and (b) above to any particular loss or claim, the parties may conduct separate defenses of such claim. Each party further reserves the right to claim indemnity from the other in accordance with subsections (a) and (b) above upon resolution of the underlying claim, notwithstanding the provisions of subsection (a) and (b) above requiring the indemnified party to tender to the indemnifying party the exclusive ability to defend such claim or suit.

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6.2 Expenses. No party shall be required to pay over to another amounts called for under this Section 6 until the final resolution of the claim, action, suit or proceeding from which the right to such payment arose.

7.	CONFIDENTIALITY.

7.1 Obligation. The receiving party (the “Receiving Party”) shall maintain in confidence all Confidential Information, as defined in Section 7.2 below, and shall not use, disclose or grant use of such Confidential Information except as expressly authorized by this Agreement. The Receiving Party may disclose Confidential Information, as authorized hereunder, only to those employees or consultants of the Receiving Party who agree to be bound by the terms of this Section 7. The Receiving Party shall use the strictest standard of care which is practical to ensure that such employees do not disclose or make any unauthorized use of Confidential Information. The Receiving Party shall promptly notify the Disclosing Party upon discovery of any unauthorized use or disclosure of the Confidential Information.

7.2 Definition. As used in this Agreement, the term “Confidential Information” shall mean any information, either enabling or disabling, including the terms of this Agreement, any batch record, any Project Plan or other commercial relationship between the parties, know-how, trade secret, research, data, process, technique, algorithm, program, design, drawing, formula, experimental design or test data relating to any research project, work in process, future development, scientific, manufacturing, marketing, business plan, financial or personnel matter relating to the disclosing party (the “Disclosing Party”), its present or future products, sales, suppliers, customers, employees, investors or business, whether in oral, written, graphic or electronic form and whether received from the Disclosing Party or a third party. The term “Confidential Information” shall include, without limitation, (i) the information contained in the batch records delivered to SGI pursuant to the provisions of Section 2.2, (ii) any cost information related to the manufacture of Products or raw materials and (iii) SGI’s manufacturing protocols for both Products and all raw materials (the “Protocols”), each of which has previously been disclosed to Supplier. Supplier understands that the Protocols are especially valuable technology of SGI. Supplier agrees to hold the Protocols in strictest confidence using appropriate measures including but not limited to granting access to the Protocols only to those Supplier employees having a direct “need to know,” keeping all original documents setting forth the Protocols in secure storage. The term “Confidential Information” shall also include, without limitation, Product Inventions.

7.3 Exclusions. The term “Confidential Information” shall not be deemed to include information which the Receiving Party can demonstrate by competent written proof: (i) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party, generally known or available; (ii) is known by the Receiving Party at the time of receiving such information as evidenced by contemporaneous written records; (iii) is hereafter furnished to the Receiving Party by a third party, as a matter of right and without restriction or disclosure , (iv) is the subject or a written permission to disclose provided by the Disclosing Party or; (v) is developed or derived by Supplier independently of any disclosure by SGI. Further, the obligations of confidentiality under this Section 7 shall not apply to the extent that the Receiving Party is required to disclose information in support of a product approval application or by an

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order or regulation of a governmental agency or in the course of litigation, provided that in all cases the Receiving Party shall give the other party prompt notice of the pending disclosure and shall seek an order maintaining the confidentiality of the information.

7.4 Injunctive Relief. The parties expressly acknowledge and agree that any breach or threatened breach of this Section 7 may cause immediate and irreparable harm to the Disclosing Party which may not be adequately compensated by damages. Each party therefore agrees that in the event of such breach or threatened breach and in addition to any remedies available at law, the Disclosing Party shall have the right to secure equitable and injunctive relief, without bond, in connection with such a breach or threatened breach.

8.	TERM AND TERMINATION.

8.1 Term. This Agreement will be effective for a period of [***] from and after the Effective Date and may be extended upon the mutual written agreement of SGI and Supplier (the initial term and any extension thereof being collectively referred to as the “Term” hereof). SGI may terminate this Agreement [***]. Either party may terminate this Agreement upon written notice to the other party if the other party commits any material breach of this Agreement which the breaching party fails to cure within [***] following written notice from the nonbreaching party specifying such breach. In addition, SGI may cancel any Project Plan as provided in Section 1.3.

8.2 Surviving Obligations. Termination or expiration of this Agreement shall not (a) affect any other rights of either party which may have accrued up to the date of such termination or expiration or (b) relieve SGI of its obligation to pay to Supplier sums due in respect of work completed or Product delivered prior to termination or expiration of this Agreement. The provisions of Sections 2.1, 2.9, 4.4, 4.5, 5.5, 5.6, 5.7, 6, 7, 8.2, 9 and 10, as well as Supplier’s obligations to maintain and provide records and cooperate with SGI in connection with quality assurance and regulatory issues, shall survive the termination or expiration of this Agreement.

9.	INSURANCE.

The Parties shall each obtain insurance coverage adequate to meet all liabilities as may arise hereunder and specifically in respect of the indemnity herein granted to each other with an insurance company reasonably acceptable each other and in an amount not less than US [***]. Each Party shall, upon written request, provide evidence of the existence and continuing effect of such insurance coverage.

10.	GENERAL TERMS.

10.1 Use of Name. No right, express or implied, is granted by this Agreement to either party to use in any manner the name of the other or any other trade name or trademark of the other in connection with the performance of this Agreement.

10.2 Independent Parties. The parties are not employees or legal representatives of the other party for any purpose. Neither party shall have the authority to enter into any contracts in the name of or on behalf of the other party.

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10.3 Governing Law. This Agreement is made in accordance with and shall be governed and construed under the laws of the State of Delaware, excluding its choice of law rules.

10.4 Dispute Resolution. Any dispute or claim arising out of or in connection with this Agreement, other than a dispute regarding the non-conformity of a quality control sample or a batch of Product covered by Section 4.5(d), shall be resolved as follows: (a) for a period of [***] after a dispute arises the respective appropriate officers of the parties shall negotiate in good faith in an effort to resolve the dispute; and (b) if the dispute has not been resolved at the close of such [***] period, the matter will be finally settled by binding arbitration under the Rules of Arbitration of the American Arbitration Association, by [***] appointed in accordance with said rules; provided, that if the parties cannot agree on the arbitrator, the dispute shall be resolved by a panel of [***], wherein each party shall appoint [***] and those arbitrators shall in turn jointly appoint the [***]. Judgment on an award rendered by an arbitrator or arbitrators may be entered in any court having jurisdiction. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief without breach of this arbitration provision. Such arbitration shall be held in [***].

10.5 Notice. All notices, including notices of address change, required or permitted to be given under this Agreement shall be in writing and deemed to have been received (a) when received if hand delivered, (b) one (1) business day after being sent by overnight courier, or (c) when received if sent by confirmed telecopy, in each case addressed to the address first set forth above.

10.6 Severability. In the event any provision of this Agreement is held to be invalid or unenforceable, the valid or enforceable portion thereof and the remaining provisions of this Agreement will remain in full force and effect.

10.7 Waiver. Any waiver (express or implied) by either party of any breach of this Agreement shall not constitute a waiver of any other or subsequent breach.

10.8 Entire Agreement. This Agreement and the exhibits attached hereto constitute the entire, final, complete and exclusive agreement between the parties and supersede all previous agreements or representations, written or oral, with respect to the subject matter of this Agreement. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party. THE TERMS AND CONDITIONS SET FORTH HEREIN CONSTITUTE THE FINAL, COMPLETE, EXCLUSIVE AND ENTIRE AGREEMENT BETWEEN SGI AND SUPPLIER WITH RESPECT TO THE SUBJECT MATTER HEREOF. ANY TERM OR CONDITION IN ANY ORDER, CONFIRMATION OR OTHER DOCUMENT FURNISHED BY SGI OR SUPPLIER. WHICH IS IN ANY WAY INCONSISTENT WITH THE TERMS SET FORTH HEREIN IS HEREBY EXPRESSLY REJECTED.

10.9 Nonassignability; Binding on Successors. Except in connection with any merger, acquisition or sale of all or substantially all of either party’s assets in which case this Agreement shall be automatically assigned to any successor of either Party, any attempted assignment of the

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rights or delegation of the obligations under this Agreement shall be void without the prior written consent of the nonassigning or nondelegating party. In the case of any permitted assignment or transfer of or under this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto.

10.10 Force Majeure. Neither party shall be liable to the other for its failure to perform any of its obligations under this Agreement, except for payment obligations, during any period in which such performance is delayed because rendered impracticable or impossible due to circumstances beyond its reasonable control, including without limitation earthquakes, governmental regulation, fire, flood, labor difficulties, interruption of supply of key raw materials, civil disorder, and acts of God, provided that the party experiencing the delay promptly notifies the other party of the delay.

10.11 Publicity. Neither party will make any announcement or other public statement concerning the existence of this Agreement without the consent of the other party.

10.12 Counterparts. This Agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be signed and delivered by its duly authorized officer or representative as of the date first set forth above.

SEATTLE GENETICS, INC.		ORGANICHEM CORPORATION

By:	/s/ Clay B. Siegall	By:	/s/ Eric W. Smart

Name:	Clay B. Siegall	Name:	Eric W. Smart

Title:	President & CEO	Title:	VP, Business Development

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EXHIBIT A-1

PROJECT PLAN

Process Development, Analytical Method Development and Qualification, and cGMP

Production of SGD-1006

AMRI - Seattle Genetics

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EXHIBIT B

QUALITY UNDERSTANDING DOCUMENT

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.